SCUDDER                             (logo)



Scudder Global Fund

Supplement to Prospectus
Dated November 1, 1996

Until September 1, 1997, the Fund's investment adviser, Scudder, Stevens & Clark, Inc., has agreed to waive 0.05% of its investment management fee payable by the Fund based on the average daily net assets of the Fund in excess of $1.5 billion.





July 1, 1997